MPOWER HOLDING CORPORATION CERTIFICATION UNDER SECTION 906 OF THE SARBANES/OXLEY
   ACT - FILED AS AN EXHIBIT TO FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Mpower Holding Corporation (the "Company") on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rolla
P. Huff, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of tHE Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Rolla P. Huff
-------------------------
Rolla P. Huff
Chief Executive Officer
March 28, 2003